1
                       Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                             Quarter Ended 09/30/04







                       Tanger Factory Outlet Centers, Inc.
                    Supplemental Operating and Financial Data
                               September 30, 2004

                                     Notice





For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

                                Table of Contents


Section

Portfolio Data:

     Geographic Diversification.............................................4
     Property Summary ......................................................5
     Portfolio Occupancy at the End of Each Period..........................6
     Major Tenants .........................................................7
     Lease Expirations as of September 30, 2004.............................8
     Leasing Activity.......................................................9


Financial Data:

     Consolidated Balance Sheets...........................................10
     Consolidated Statements of Operations.................................11
     FFO and FAD Analysis..................................................12
     Per Weighted Average Gross Leasable Area (GLA) Analysis...............13
     Unconsolidated Joint Venture Information..............................14
     Debt Outstanding Summary..............................................15
     Future Scheduled Principal Payments...................................16


Investor Information.......................................................17

Geographic Diversification


--------------------------------------------------------------------------------
                            As of September 30, 2004
--------------------------------------------------------------------------------

            State            # of Centers             GLA          % of GLA
--------------------------- ---------------- ------------------ ---------------
South Carolina (1) (2)           3                  1,211,029             14%
Georgia                          3                    775,760              9%
New York                         1                    729,238              8%
Texas                            2                    619,976              7%
Alabama (2)                      2                    615,250              7%
Delaware (2)                     1                    568,873              7%
Tennessee                        2                    513,717              6%
Michigan                         2                    437,051              5%
Utah (2)                         1                    300,602              3%
Connecticut (2)                  1                    291,051              3%
Missouri                         1                    277,883              3%
Iowa                             1                    277,230              3%
Oregon (2)                       1                    270,280              3%
Illinois (2)                     1                    256,514              3%
Pennsylvania                     1                    255,152              3%
Louisiana                        1                    245,199              3%
New Hampshire (2)                1                    227,966              3%
Florida                          1                    198,789              2%
North Carolina                   2                    187,510              2%
Indiana                          1                    141,051              2%
Minnesota                        1                    134,480              2%
California                       1                    108,950              1%
Maine                            2                     84,313              1%
------------------------- ----------------- ------------------- ---------------
Total                           33                  8,727,864             100%
------------------------- ----------------- ------------------- ---------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(2) Includes nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.


Property Summary - Occupancy at End of Each Period Shown

                                                % Occupied     % Occupied      % Occupied     % Occupied     % Occupied
                                   Total GLA      09/30/04       06/30/04        3/31/04        12/31/03       09/30/03
Location                           09/30/04
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Riverhead, NY                        729,238            99%            99%             99%           100%            99%
Rehoboth, DE (2)                     568,873            99%            99%             99%            99%            n/a
Foley, AL (2)                        535,675            99%            99%             97%            99%            n/a
San Marcos, TX                       442,486            97%            96%             92%           100%            98%
Myrtle Beach, SC (2)                 427,388            96%            97%             96%            96%            n/a
Sevierville, TN                      419,023           100%           100%            100%           100%            99%
Hilton Head, SC (2)                  393,094            91%            89%             88%            89%            n/a
Myrtle Beach, SC (1)                 390,547           100%           100%            100%           100%           100%
Commerce II, GA                      342,556            98%            97%             92%            96%            94%
Howell, MI                           324,631           100%           100%            100%           100%            99%
Park City, UT (2)                    300,602            97%            97%             95%            96%            n/a
Westbrook, CT (2)                    291,051            93%            90%             89%            93%            n/a
Branson, MO                          277,883           100%           100%             97%           100%           100%
Williamsburg, IA                     277,230            97%            96%             96%            96%            96%
Lincoln City, OR (2)                 270,280            95%            93%             93%            92%            n/a
Tuscola, IL (2)                      256,514            76%            77%             78%            78%            n/a
Lancaster, PA                        255,152            99%            96%             95%           100%            98%
Locust Grove, GA                     247,454            98%            99%             98%           100%           100%
Gonzales, LA                         245,199            97%            93%             93%            99%            95%
Tilton, NH (2)                       227,966            98%            98%             96%            96%            n/a
Fort Myers, FL                       198,789            87%            82%             86%            94%            86%
Commerce I, GA                       185,750            68%            68%             69%            77%            74%
Terrell, TX                          177,490            97%            97%             96%           100%            97%
Seymour, IN                          141,051            85%            82%             80%            77%            75%
North Branch, MN                     134,480           100%            99%            100%           100%           100%
West Branch, MI                      112,420           100%           100%            100%           100%           100%
Barstow, CA                          108,950           100%            95%             88%            87%            87%
Blowing Rock, NC                     105,332           100%           100%             93%           100%           100%
Pigeon Forge, TN                      94,694            96%            93%             88%            93%            97%
Nags Head, NC                         82,178           100%           100%            100%           100%           100%
Boaz, AL                              79,575            95%            97%             97%            97%            97%
Kittery I, ME                         59,694           100%           100%            100%           100%           100%
Kittery II, ME                        24,619           100%           100%            100%           100%           100%
Dalton, GA                               n/a            n/a            79%             79%           100%            82%
LL Bean, NH                              n/a            n/a            n/a            100%           100%            91%
Clover, NH                               n/a            n/a            n/a            100%           100%           100%
Casa Grande, AZ                          n/a            n/a            n/a             n/a            n/a            79%
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------
Total                              8,727,864            96%            95%             94%            96%            95%
----------------------------- --------------- -------------- -------------- --------------- -------------- --------------


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(2) Includes nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.

Portfolio Occupancy at the End of Each Period (1)

09/04   06/04   03/04   12/03   09/03   06/03   03/03   12/02   09/02
96%     95%     94%     96%     95%     96%     95%     98%     96%




(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Major Tenants (1)

-------------------------------------------------------------------------------
                Ten Largest Tenants As of September 30, 2004 (1)
-------------------------------------------------------------------------------
                                      # of                           % of
          Tenant                     Stores        GLA             Total GLA
-------------------------------- ----------- -------------- ------------------
The Gap, Inc.                          57        576,050              6.6%
Phillips-Van Heusen                    95        448,209              5.1%
Liz Claiborne                          44        366,629              4.2%
VF Factory Outlet                      33        285,125              3.3%
Reebok International                   32        245,802              2.7%
Dress Barn, Inc.                       30        220,119              2.5%
Polo Ralph Lauren                      23        184,254              2.1%
Jones Retail Corporation               63        180,694              2.1%
Brown Group Retail, Inc.               38        173,353              2.0%
Nike                                   11        160,078              1.8%
-------------------------------- ----------- -------------- ------------------
Total of All Listed Above             426      2,840,313             32.4%
-------------------------------- ----------- -------------- ------------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Lease Expirations as of September 30, 2004


                   Percentage of Total Gross Leasable Area (1)

2004   2005    2006    2007    2008    2009    2010   2011   2012   2013  2014+
3.00%  22.00%  18.00%  18.00%  14.00%  13.00%  4.00%  2.00%  3.00%  1.00% 2.00%




                  Percentage of Total Annualized Base Rent (1)


2004   2005    2006    2007    2008    2009    2010   2011   2012   2013  2014+
2.00%  18.00%  20.00%  19.00%  16.00%  13.00%  5.00%  2.00%  2.00%  1.00% 2.00%



(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.


Leasing Activity (1)
----------------------------------------------------------- -------------- ------------- ------------ ------------ -------------
                                                                                                                       Prior
                                                                                                         Year to      Year to
                                                  03/31/04       06/30/04      09/30/04     12/31/04        Date       Date
----------------------------------------------------------- -------------- ------------- ------------ ------------ -------------

Re-tenanted Space:
    Number of leases                                    31             39            34                       104            75
    Gross leasable area                            130,808        151,154       137,762                   419,724       251,033
    New base rent per square foot                   $17.09         $15.95        $18.44                    $17.12        $17.47
    Prior base rent per square foot                 $16.42         $15.91        $17.28                    $16.52        $16.73
    Percent increase in rent per square foot          4.1%           0.3%          6.7%                      3.6%          4.4%

Renewed Space:
    Number of leases                                   169             71            88                       328           190
    Gross leasable area                            755,832        284,953       411,483                 1,452,268       831,232
    New base rent per square foot                   $14.96         $15.02        $13.07                    $14.61        $13.40
    Prior base rent per square foot                 $13.86         $14.10        $13.42                    $13.78        $13.40
    Percent increase in rent per square foot          7.9%           6.5%          2.1%                      6.0%          0.0%

Total Re-tenanted and Renewed Space:
    Number of leases                                   200            110           122                       432           265
    Gross leasable area                            886,640        436,107       549,245                 1,871,992     1,082,265
    New base rent per square foot                   $15.27         $15.34        $14.89                    $15.18        $14.34
    Prior base rent per square foot                 $14.24         $14.73        $14.39                    $14.39        $14.17
    Percent increase in rent per square foot          7.2%           4.1%          3.5%                      5.5%          1.2%


-------------------------------------------- ------------- -------------- ------------- ------------ ----------- --------------
                                                                                                                    Prior
                                                                                                        Year to    Year to
                                                 03/31/04       06/30/04      09/30/04     12/31/04       Date       Date
-------------------------------------------- ------------- -------------- ------------- ------------ ------------ -------------
Stores Opening:
    Number of stores                                   23             43            28                        94            94
    Gross leasable area                            84,162        148,549        90,760                   323,471       308,845
    Base rent per square foot                      $17.26         $18.12        $16.24                    $17.37        $18.85

Stores Closing:
    Number of stores                                   52             19            25                        96            87
    Gross leasable area                           170,909         58,131       107,210                   336,250       286,739
    Base rent per square foot                      $16.43         $14.91        $16.76                    $16.27        $16.62

Percent increase in rent per square foot             5.1%          21.5%        (3.1%)                      6.7%         13.4%
-------------------------------------------- ------------- -------------- ------------- ------------ ------------ -------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.


Consolidated Balance Sheets (dollars in thousands)

-------------------------------------------- -------------- --------------- -------------- -------------- ---------------
                                                 09/30/04       06/30/04         3/31/04      12/31/03        09/30/03
-------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Assets
   Rental property
       Land                                      $113,869       $115,541        $118,933       $119,833        $50,474
       Buildings                                  956,109        965,394         965,948        958,720        583,269
-------------------------------------------- -------------- --------------- -------------- -------------- ---------------
   Total rental property                        1,069,978      1,080,935       1,084,881      1,078,553        633,743
       Accumulated depreciation                  (215,172)      (209,359)       (202,454)      (192,698)      (191,628)
-------------------------------------------- -------------- --------------- -------------- -------------- ---------------
   Total rental property - net                    854,806        871,576         882,427        885,855        442,115
   Cash                                            27,135          8,694          10,781          9,836            209
   Deferred charges - net                          60,958         64,747          67,114         68,568          9,398
   Other assets                                    19,595         26,963          19,565         23,178         13,666
-------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Total assets                                     $962,494       $971,980        $979,887       $987,437       $465,388
-------------------------------------------- -------------- --------------- -------------- -------------- ---------------

Liabilities, minority interest
& shareholders' equity
  Liabilities
    Debt
       Senior, unsecured notes                   $147,509       $147,509        $147,509       $147,509       $147,509
       Mortgages payable                          310,483        366,065         368,087        370,160        172,552
       Unsecured note                              53,500             --              --             --             --
       Lines of credit                               --               --           4,825         22,650          7,272
------------------------------------------- -------------- --------------- -------------- -------------- ----------------
    Total debt                                    511,492        513,574         520,421        540,319        327,333
    Construction trade payables                    10,361          6,300           5,816          4,345          7,188
    Accounts payable & accruals                    17,488         18,579          18,507         18,025         13,949
-------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total liabilities                               539,341        538,453         544,744        562,689        348,470
-------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Minority interest
   Consolidated joint venture                     221,400        220,225         220,337        218,148             --
   Operating partnership                           36,533         38,731          39,524         39,182         26,202
-------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total minority interests                        257,933        258,956         259,861        257,330         26,202
-------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Shareholders' equity
    Common shares                                     137            137             135            130            105
    Paid in capital                               274,423        272,459         265,087        250,070        171,747
    Distributions in excess of net income        (105,116)       (94,603)        (89,916)       (82,737)       (81,063)
    Deferred compensation                          (4,224)        (3,406)             --             --             --
    Accum. other comprehensive loss                    --            (16)            (24)           (45)           (73)
-------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total shareholders' equity                      165,220        174,571         175,282        167,418          90,716
-------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Total liabilities, minority interest &
shareholders' equity                             $962,494       $971,980        $979,887       $987,437        $465,388
-------------------------------------------- -------------- --------------- -------------- -------------- ---------------


Consolidated Statements of Operations (dollars and shares in thousands)

--------------------------------------- ----------------------------------------------------------------- --------------------------
                                                              Three Months Ended                                        YTD
                                              09/04         06/04        03/04        12/03        09/03        09/04        09/03
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Revenues
   Base rentals                             $32,879       $32,041      $31,460      $21,783      $19,124      $96,380     $56,534
   Percentage rentals                         1,289           958          711        1,462          774        2,958       1,717
   Expense reimbursements                    13,060        13,010       11,886        8,972        8,028       37,956      24,081
   Other income                               1,816         2,388          850        1,033        1,040        5,054       2,478
----------------------------------------------------- ------------ ------------ ------------ ------------ ------------ -------------
      Total revenues                          49,044        48,397       44,907       33,250       28,966     142,348      84,810
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Expenses
   Property operating                         14,953        14,719       13,423       10,496        9,527      43,095      28,472
   General & administrative                    3,346         3,254        3,157        2,186        2,489       9,757       7,367
   Depreciation & amortization                14,042        12,955       12,157        7,870        6,734      39,154      20,361
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
      Total expenses                          32,341        30,928       28,737       20,552       18,750       92,006     56,200
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Operating income                              16,703        17,469       16,170       12,698       10,216       50,342     28,610
   Interest expense                            8,919         8,901        8,864        6,779        6,427       26,684     19,707
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Income before equity in earnings
    of unconsolidated joint ventures,
    minority interests and discontinued
    operations                                 7,784         8,568        7,306        5,919        3,789      23,658       8,903
Equity in earnings of unconsolidated
    joint ventures                               359           274          166          180          267          799        639
Minority interests:
   Consolidated joint venture                 (7,198)       (6,619)      (6,593)        (941)          --      (20,410)        --
   Operating partnership                        (175)         (408)        (160)      (1,114)        (916)        (743)     (2,054)
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Income from continuing operations                 770        1,815          719        4,044        3,140        3,304       7,488

Discontinued operations (1)                    (2,785)       1,930          293          787          380         (562)        530
----------------------------------------------------- ------------ ------------ ------------ ------------ ------------ -------------
Net income                                     (2,015)       3,745        1,012        4,831        3,520        2,742       8,018
Less applicable preferred share
    dividends                                      --           --           --           --           --           --        (806)
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Net income available to common
    shareholders                             $ (2,015)     $ 3,745      $ 1,012      $ 4,831      $ 3,520      $ 2,742     $ 7,212
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

Basic earnings per common share:
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Income from continuing operations            $ .06         $.13         $.06         $.37         $.30         $.25        $.70
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Net income                                   $(.15)        $.28         $.08         $.44         $.34         $.20        $.74
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

Diluted earnings per common share:
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Income from continuing operations           $ .06         $.13         $.06         $.36         $.30         $.24         $.69
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Net income                                  $(.15)        $.28         $.08         $.43         $.33         $.20         $.72
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

Weighted average common shares:
   Basic                                       13,612       13,504       13,337       11,008       10,404       13,485       9,729
   Diluted                                     13,683       13,594       13,488       11,183       10,599       13,592       9,956
------------------------------------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------

(1) In accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets", the results of operations for properties sold, including any gain or loss on such sales have been reported above as discontinued operations for both the current and prior periods presented.


FFO and FAD Analysis (dollars and shares in thousands)

----------------------------------------- --------------------------------------------------------------- --------------------------
                                                                 Three Months Ended                                    YTD
                                               09/04         06/04        03/04        12/03        09/03        09/04        09/03
----------------------------------------- ----------- ------------ ------------ ------------ ------------ ------------ -------------
Funds from operations:
   Net income                                $(2,015)       $3,745       $1,012       $4,831       $3,520       $2,742      $8,018
   Adjusted for -
      Minority interest in operating
        Partnership                              175           408          160        1,114          916          743       2,054
      Minority interest adjustment
         consolidated joint venture              314          (329)          33          (33)         ---           18          --
      Minority interest, depreciation
        and amortization in
        discontinued operations                 (518)          662          289          492          461          433       1,356
      Depreciation and amortization
        uniquely significant to
        real estate - wholly owned            13,986        12,900       12,099        7,808        6,670       38,985      20,150
      Depreciation and amortization
        uniquely significant to
        real estate - joint ventures             351           304          300          294          287          955         808
      (Gain) loss on sale of real estate       3,544        (2,084)          --         (588)          --        1,460         735
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Funds from operations                        $15,837       $15,606      $13,893      $13,918      $11,854      $45,336     $33,121
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------

----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Funds from operations per share                 $.95         $.94         $.84         $.98         $.87         $2.73       $2.47
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Funds available for distribution:
   Funds from operations                     $15,837      $15,606      $13,893      $13,918      $11,854       $45,336     $33,121
   Adjusted For -
      Corporate depreciation
          excluded above                          56           55           58           60           64           169         211
      Amortization of finance costs              383          365          367          354          332         1,115         958
      Straight line rent adjustment              (81)        (134)         (84)           2           35          (299)        147
      Below market rent adjustment              (277)        (310)         (60)         (37)          --          (647)         --
      Market rate interest adjustment           (634)        (635)        (610)        (149)          --        (1,879)         --
      2nd generation tenant allowances        (1,413)      (1,595)      (1,521)      (1,457)      (1,860)       (4,529)      (3,664)
      Capital improvements                    (1,583)      (2,047)      (1,335)      (1,796)        (241)       (4,965)      (2,854)

----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Funds available for distribution             $12,288      $11,305      $10,708      $10,895      $10,184       $34,301      $27,919
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Funds available for distribution
   per share                                   $.74         $.68         $.65         $.77         $.75         $2.06        $2.08
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Dividends paid per share                      $.625        $.625        $.615        $.615        $.615        $1.865      $1.8425
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------

----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
FFO payout ratio                                66%          66%          73%          63%          71%           68%          75%
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
FAD payout ratio                                84%          92%          95%          80%          82%           91%          89%
Diluted weighted average common
   shares                                    16,716       16,627       16,521       14,216       13,656        16,625       13,426
----------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------


Per Weighted Average Gross Leasable Area (GLA) Analysis

--------------------------------------- ----------------------------------------------------------------- --------------------------
                                                                  Three Months Ended                                   YTD
                                              09/04         06/04        03/04        12/03        09/03        09/04        09/03
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
GLA open at end of period - (000's)
    Wholly owned                               5,066         5,240        5,302        5,299       5,483        5,066       5,483
    Partially owned consolidated (1)           3,271         3,273        3,273        3,273        ---         3,271         ---
    Partially owned  unconsolidated (2)          391           374          324          324         318          391         318
    Managed properties                           432           434          434          434         457          432         457
Total GLA open at end of period                9,160         9,321        9,333        9,330       6,258        9,160       6,258
Weighted average GLA (000's) (3)               8,338         8,339        8,339        5,526       5,051        8,338       5,034
End of period occupancy (1) (2)                 96%           95%          94%          96%          95%          96%         95%

      PER SQUARE FOOT
      ===============
Revenues
   Base rentals                                $3.95         $3.84        $3.77        $3.94       $3.79       $11.56      $11.23
   Percentage rentals                            .15           .11          .09          .27         .15          .35         .34
   Expense reimbursements                       1.56          1.56         1.43         1.62        1.59         4.55        4.78
   Other income                                  .22           .29          .10          .19         .20          .61         .49
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
      Total revenues                            5.88          5.80         5.39         6.02        5.73        17.07        16.84
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Expenses
   Property operating                           1.79         1.77         1.61         1.90         1.89         5.17         5.66
   General & administrative                      .40          .39          .38          .40          .49         1.17         1.46
   Depreciation & amortization                  1.69         1.55         1.46         1.42         1.33         4.70         4.04
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
      Total expenses                            3.88         3.71         3.45         3.72         3.71        11.04        11.16
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Operating income                                2.00         2.09         1.94         2.30         2.02         6.03         5.68
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
   Interest expense                             1.07         1.07         1.06         1.23         1.27         3.20         3.91
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------
Income before equity in earnings of
unconsolidated joint ventures, minority
interest and discontinued operations
                                                $.93        $1.02         $.88        $1.07         $.75        $2.83        $1.77
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------

Total revenues less property operating and
general & administrative expenses ("NOI")
                                               $3.69        $3.64        $3.40        $3.72        $3.36       $10.73        $9.73
--------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -------------


(1) Includes the nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.
(2) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(3) Represents GLA of wholly owned and partially owned consolidated operating properties weighted by months of operation. GLA is not adjusted for fluctuations in occupancy that may occur subsequent to the original opening date. Excludes GLA of properties for which their results are included in discontinued operations.

Unconsolidated Joint Venture Information -

Summary Balance Sheets (dollars in thousands)
---------------------------------------------- -------------- ------------ ------------ ------------ ------------ -----------------
                                                                                                                     Tanger's Share
                                                                                                                         as of
                                                  9/30/04      6/30/04      3/31/04     12/31/03     09/30/03         09/30/04 (1)
---------------------------------------------- -------------- ------------ ------------ ------------ ------------ -----------------
Assets
   Investment properties at cost - net           $68,615      $69,955      $67,051      $63,899      $35,200              $29,845
   Cash and cash equivalents                       2,184        1,381        2,078        4,145        1,377                  921
   Deferred charges - net                          2,076        1,535        1,596        1,652        1,767                  936
   Other assets                                    3,168        3,879        3,334        3,277        2,900                1,354
---------------------------------------------- -------------- ------------ ------------ ------------ ------------ -----------------
Total assets                                     $76,043      $76,750      $74,059      $72,973      $41,244              $33,056
---------------------------------------------- -------------- ------------ ------------ ------------ ------------ -----------------

Liabilities & Owners' Equity
    Mortgage payable                             $59,233      $57,156      $54,811      $54,683      $29,248              $25,418
    Construction trade payables                    1,328        3,090        2,501        1,164          751                  664
    Accounts payable & other liabilities             730          508          603          564          743                  344
---------------------------------------------- -------------- ------------ ------------ ------------ ------------ -----------------
Total liabilities                                 61,291       60,754       57,915       56,411       30,742               26,426
Owners' equity                                    14,752       15,996       16,144       16,562       10,502                6,630
---------------------------------------------- -------------- ------------ ------------ ------------ ------------ -----------------
Total liabilities & owners' equity               $76,043      $76,750      $74,059      $72,973      $41,244              $33,056
---------------------------------------------- -------------- ------------ ------------ ------------ ------------ -----------------

(1) Tanger's portion of investment properties at cost - net, includes $9 million associated with a development property that generates net income considered incidental to its intended future operation as an outlet center. As such, the net income generated from this property is recorded as a reduction to the carrying value of the property and is therefore not included in the summary statement of operations below.


Summary Statements of Operations (dollars in thousands)

----------------------------------------- --------------------------------------------------------------- -------------------------
                                                              Three Months Ended                                    YTD
                                              09/04        06/04        03/04        12/03         09/03        09/04        09/03
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------
Revenues                                     $2,682       $2,507       $2,075       $2,098        $2,195       $7,264       $6,080
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------
Expenses
   Property operating                           918          946          775          760           725        2,639        2,211
   General & administrative                       8           12            1           26             1           21           20
   Depreciation & amortization                  723          631          623          613           599        1,977        1,679
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------
     Total expenses                           1,649        1,589        1,399        1,399         1,325        4,637        3,911
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------

Operating income                              1,033          918          676          699           870        2,627        2,169
   Interest expense                             346          405          380          380           372        1,131          991
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------
Net income                                     $687         $513         $296         $319          $498       $1,496       $1,178
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------

Tanger's share of:
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------
       Total revenues less property
       operating and general &
       administrative expenses ("NOI")         $878         $774         $650         $656          $735       $2,302       $1,925
       Net income                              $360         $274         $165         $180          $267         $799         $639
       Depreciation (real estate related)      $351         $304         $300         $293          $287         $955         $808
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------



Debt Outstanding Summary (dollars in thousands)

                                            As of September 30, 2004
------------------------------------------------------------------------------------------------------------
                                                 Principal           Interest                Maturity
                                                  Balance              Rate                    Date
--------------------------------------------- -------------- ------------------------------ ----------------
Mortgage debt
   Lancaster, PA                                  $13,903             9.770%                 04/10/05

   Commerce I, GA                                   7,426             9.125%                 09/10/05

   Kittery I, ME                                   60,739             7.875%                 04/01/09
   San Marcos I, TX
   West Branch, MI
   Williamsburg, IA

   San Marcos II, TX                               18,513             7.980%                 04/01/09

   Blowing Rock, NC                                 9,405             8.860%                 09/01/10

   Nags Head, NC                                    6,382             8.860%                 09/01/10

   Consolidated JV Debt                           184,139             6.590%                 07/10/08

   Premium on Consolidated JV Debt (1)              9,976
------------------------------------------- -------------- ------------------------------ ----------------
Total mortgage debt                               310,483
------------------------------------------- -------------- ------------------------------ ----------------

Corporate debt
   1997 Senior unsecured notes                     47,509             7.875%                 10/24/04
   Unsecured term loan                             53,500          Libor + 1.60%             03/26/06
   Unsecured credit facilities                        ---          Libor + 1.60%             06/30/07
   2001 Senior unsecured notes                    100,000             9.125%                 02/15/08
------------------------------------------- -------------- ------------------------------ ----------------
Total corporate debt                              201,009
------------------------------------------- -------------- ------------------------------ ----------------
Total debt                                       $511,492
------------------------------------------- -------------- ------------------------------ ----------------


(1) Represents a premium on mortgage debt with an imputed interest rate of 4.97% assumed in the Charter Oak acquisition joint venture, which is consolidated on Tanger's balance sheet.


Future Scheduled Principal Payments (dollars in thousands)


                                       As of September 30, 2004
-------------------------------------------------------------------------------------------------------
                                         Scheduled                                           Total
                                        Amortization               Balloon                  Scheduled
      Year                                Payments                 Payments                 Payments
----------------------------- ---------------------- ----------------------- --------------------------
2004                                         $1,511                 $47,509                  $49,020

2005                                          5,842                  20,576                   26,418

2006                                          5,715                  53,500                   59,215

2007                                          6,140                      --                    6,140

2008                                          4,872                 270,351                  275,223

2009                                            967                  70,474                   71,441

2010                                            181                  13,878                   14,059

2011                                             --                      --                       --

2012                                             --                      --                       --

2013                                             --                      --                       --

2014 & thereafter                                --                      --                       --
----------------------------- ---------------------- ----------------------- --------------------------

                                            $25,228                $476,288                 $501,516
   Premium on Consolidated JV Debt (1)                                                         9,976
---------------------------------------------------- ----------------------- --------------------------
                                                                                            $511,492
----------------------------- ---------------------- ----------------------- --------------------------


(1)  Represents  a  premium  on  mortgage   debt  assumed  in  the  Charter  Oak
     acquisition joint venture, which is consolidated on Tanger's balance sheet.

Investor Information


Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.


Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-3010 ext 6825
Fax:    (336) 297-0931
e-mail:  tangermail@tangeroutlet.com
Mail:    Tanger Factory Outlet Centers, Inc.
         3200 Northline Avenue
         Suite 360
         Greensboro, NC  27408